UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2013
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RAPTOR PHARMACEUTICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25571 (Commission File Number)	86-0883978 (IRS Employer Identification Number)

9 Commercial Blvd., Suite 200
Novato, California 94949
 (Address of principal executive offices, including Zip Code)
Registrant's telephone number, including area code: (415) 382-8111
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                          Other Events.
On June 25, 2013, Raptor Pharmaceutical Corp. issued a press release announcing that the Office of Orphan Product Development at the Food and Drug Administration (FDA) granted Raptor orphan drug exclusivity for PROCYSBI™ (cysteamine bitartrate) delayed-release capsules for the management of nephropathic cystinosis patients age six and older. The exclusivity period began on the date of FDA approval, April 30, 2013, and lasts seven years subject to certain exceptions.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.
Item 9.01                          Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Exhibit Description
99.1	Press release dated June 25, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2013	RAPTOR PHARMACEUTICAL CORP.

By:             /s/ Christopher M. Starr, Ph.D.
Name:  Christopher M. Starr, Ph.D.
Title:	Chief Executive Officer and Director

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press release dated June 25, 2013.